Exhibit 10.11

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 10, 2020 (this “Amendment”), to the Credit Agreement, dated as of March 26, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Amendment, the “Credit Agreement”; the Credit Agreement, after giving effect to the effectiveness of this Amendment, the “Amended Credit Agreement”), by and among PANAMERA PURCHASER, INC., a Delaware corporation (“Holdings”), WU HOLDCO, INC., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (collectively, the “Lenders” and each, individually, a “Lender”) and ANTARES CAPITAL LP (“Antares”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), is entered into by and among the Borrower, Holdings, the Subsidiary Guarantors party hereto, the Administrative Agent, the Collateral Agent and the Incremental Term Lenders (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of February 10, 2020 (together with all annexes and schedules thereto, as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, collectively, the “Purchase Agreement”), by and among Eco Clean Solutions Inc. (the “Seller”), Eric Sternberg and Mathew Sternberg, and GG Buyer, LLC, a Delaware limited liability company, GG Buyer, LLC will acquire (the “Acquisition”), directly or indirectly, all of the assets of the Seller, as set forth in the Purchase Agreement;

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower may obtain a Term Commitment Increase (as defined in the Credit Agreement) in an aggregate amount of $56,400,000 (the Term Loans made under the 2020 Term Commitment Increase (as defined below), the “2020 Term Loans”) by, among other things, entering into this Amendment in accordance with the terms and conditions of the Credit Agreement in order to finance the Transactions (as defined below) and pay Transaction Costs (as defined below) (including paying any fees, commissions and expenses associated therewith);

WHEREAS, the Borrower has requested that the Incremental Term Lenders (as defined below) provide, and the Incremental Term Lenders have agreed to provide, severally and not jointly, the 2020 Term Commitment Increase in the amounts indicated next to such Incremental Term Lenders name on Annex I hereto;

WHEREAS, in connection with the foregoing, it is intended that (a) the Borrower will consummate the Acquisition and, if applicable, the other transactions described in the Purchase Agreement or related thereto, (b) the Borrower will obtain the 2020 Term Loans, (c) the Borrower will obtain Delayed Draw Term Loans constituting the remaining available Delayed Draw Commitments, and (d) all fees, costs and expenses incurred in connection with the transactions described in the foregoing clauses (a) through (c) (the “Transaction Costs”) will be paid (the foregoing clauses (a) through (d), collectively, the “Transactions”);

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS; INTERPRETATION, ETC.

Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment is a “Loan Document”, as defined in the Credit Agreement.

SECTION 2. 2020 TERM COMMITMENT INCREASE.

2.1 2020 Term Commitment Increase. On and as of the First Amendment Effective Date, the parties hereto providing the 2020 Term Commitment Increase as indicated on Annex I hereto (the “Incremental Term Lenders” and each an “Incremental Term Lender”) hereby agrees to make a 2020 Term Loan to the Borrower in an aggregate principal amount equal to the amount set forth opposite the Incremental Term Lender’s name on Annex I hereto (the “2020 Term Commitment Increase”), on the terms set forth herein and in the Credit Agreement, and subject to the conditions set forth in Section 4 below. The 2020 Term Loans shall be deemed to be “Term Loans” and “Initial Term Loans” for all purposes of the Credit Agreement and the other Loan Documents, constituting the same Tranche and Term Loan Tranche with, and having terms and provisions identical to those applicable to, the Initial Term Loans made pursuant to Section 2.01(a) of the Credit Agreement. The 2020 Term Commitment Increase shall be provided in accordance with, and be subject to all of the terms and conditions set forth in, the Credit Agreement (including, without limitation, Section 2.14 thereof). The 2020 Term Commitment Increase shall terminate upon funding of the 2020 Term Loans.

2.2 Each Incremental Term Lender hereby: (i) confirms that a copy of the Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make a 2020 Term Loan has been made available to such Incremental Term Lender by the Administrative Agent; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the First Amendment Effective Date such Incremental Term Lender shall be a “Lender”, under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

2.3 The 2020 Term Loans shall be incurred under the Ratio-Based Incremental Facility.

SECTION 3. AMENDMENTS TO THE CREDIT AGREEMENT.

Subject to satisfaction (or waiver) of the conditions set forth in Section 4 hereof, on the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“2020 Term Loans” means the “2020 Term Loans” as defined in the First Amendment.

“First Amendment” means the First Amendment to Credit Agreement, dated as of February 10, 2020, among Holdings, the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning specified in the First Amendment.

(ii) The definition of “Initial Term Loans” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Initial Term Loans” means (a) prior to the First Amendment Effective Date, the Term Loans made by the Term Lenders on the Closing Date to the Borrower pursuant to Section 2.01(a), and (b) from and after the First Amendment Effective Date, (i) the Term Loans made by the Term Lenders on the Closing Date to the Borrower pursuant to Section 2.01(a) and (ii) the 2020 Term Loans made by the Term Lenders on the First Amendment Effective Date to the Borrower pursuant to the First Amendment. The aggregate principal amount of Initial Term Loans after giving effect to the making of the 2020 Term Loans on the First Amendment Effective Date is $408,737,500.

(iii) Section 2.01(a) of the Credit Agreement is hereby amended to delete the text “(the “Initial Term Loans”)” therein.

(iv) Section 5.07 of the Credit Agreement is hereby amended by inserting the text “made on the Closing Date” after the text “the Initial Term Loans” therein.

SECTION 4. CONDITIONS PRECEDENT.

This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied (or duly waived by the Administrative Agent):

4.1 Certain Documents. The Administrative Agent shall have received each of the following:

(i) a counterpart of this Amendment, duly executed by each Loan Party, the Administrative Agent, the Collateral Agent and the Incremental Term Lenders;

(ii) a solvency certificate signed by the chief financial officer or similar officer, director or authorized signatory of the Borrower, substantially in the form attached as Exhibit A to this Amendment (with such changes as may be agreed by the Borrower and the Administrative Agent);

(iii) such customary resolutions or other action of each Loan Party as the Administrative Agent may reasonably require evidencing the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and such documents and certifications (including, without limitation, incumbency certificates, Organization Documents and, if applicable, good standing certificates) as the Administrative Agent may reasonably require to evidence that each of the Loan Parties is duly organized or formed, and that each of the Loan Parties is validly existing and, if applicable, in good standing; provided that the incumbency certificate and Organization Documents of each Loan Party may be satisfied by a certification that there have been no changes to the prior Organization Documents and incumbency certificate delivered to the Agent;

(iv) an executed legal opinion of Kirkland & Ellis LLP, special New York counsel to the Delaware and Illinois Loan Parties, addressed to the Administrative Agent and the Lenders and in form and substance reasonably acceptable to the Administrative Agent;

(v) a Committed Loan Notice from the Borrower, with respect to the 2020 Term Commitment Increase; and

(vi) a certificate of a Responsible Officer of the Borrower certifying that the conditions set forth in Sections 4.2, 4.3 and 4.4 have been satisfied.

4.2 No Material Adverse Effect. Except as set forth on Schedule 3.5(a) of the Disclosure Schedules (as defined in the Purchase Agreement), since December 31, 2018, no Effect (as defined in the Purchase Agreement) has occurred or arisen that, individually or in combination with any other Effect, has had or would reasonably be expected to have a Material Adverse Effect (as defined in the Purchase Agreement).

4.3 Acquisition. The Acquisition shall have been consummated or, substantially simultaneously with the funding of the 2020 Term Loans, shall be consummated, in all material respects in accordance with the terms of the Purchase Agreement.

4.4 Representations and Warranties. Each of Holdings and the Borrower represents and warrants to Administrative Agent and each Lender as follows:

(i) after effect giving to this Amendment, each of the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date; and

(ii) after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default exists or would result from the 2020 Term Loans or from the application of proceeds therefrom.

4.5 Fees and Expenses. All fees required to be paid on the First Amendment Effective Date pursuant to that certain Fee Letter, dated as of the date hereof (the “Fee Letter”), by and among each of the Incremental Term Lenders (or their respective affiliates) and the Borrower and any other arrangements with the Administrative Agent or the Arranger and reasonable out-of-pocket expenses required to be paid on the First Amendment Effective Date pursuant to any other written agreement with the Administrative Agent or the Arranger, to the extent invoiced at least three Business Days prior to the First Amendment Effective Date (or such later date as the Borrower may reasonably agree) shall have been paid (which amounts may be offset against the proceeds of the 2020 Term Loans).

4.6 PATRIOT Act. Each Incremental Term Lender shall have received, at least three Business Days prior to the First Amendment Effective Date, (a) all documentation and other information about Holdings, the Borrower and the other Guarantors as has been reasonably requested in writing at least five days prior to the First Amendment Effective Date by each Incremental Term Lender that it reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and (b) a beneficial ownership certification from the Borrower in accordance with 31 C.F.R. § 101.230.

SECTION 5. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party party hereto represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders as of the date of this Amendment that the Specified Representations are true and correct in all material respects; provided that (a) any reference in any Specified Representation to any “Loan Document” shall be deemed to include a reference to this Amendment, (b) any reference in any Specified Representation to the “Closing Date” shall be deemed to refer to the First Amendment Effective Date and (c) any reference in any Specified Representation to the “Transactions” shall be deemed to refer to the Transactions.

SECTION 6. MISCELLANEOUS

6.1 Reference to and Effect on the Loan Documents.

(a) As of the First Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

6.2 Reaffirmation. Each Loan Party hereto expressly acknowledges the terms of this Amendment and reaffirms, as of the First Amendment Effective Date, that its guarantee of the Obligations under the applicable Guaranty and its grant of Liens on the Collateral to secure the Obligations pursuant to each Collateral Document to which it is a party, in each case, continues in full force and effect and extends to the obligations of the Loan Parties under the Loan Documents (including the Amended Credit Agreement and including the obligations of the Loan Parties in respect of the 2020 Term Loans) subject to any limitations set out in the Amended Credit Agreement and any other Loan Document applicable to that Loan Party. Neither the execution, delivery, performance or effectiveness of this Amendment nor the modification of the Credit Agreement effected pursuant hereto: (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) is intended to or will create a registerable Lien or requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens.

6.3 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

6.4 Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT (OTHER THAN TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE HEREIN) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.5 Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

6.6 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

6.7 Waiver of Jury Trial. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6.7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

6.8 Tax Treatment. For U.S. federal and applicable state and local income tax purposes, immediately before and after giving effect to this Amendment, all of the Initial Term Loans shall be treated as one fungible tranche. Unless otherwise required by applicable law, none of the Loan Parties, the Administrative Agent or any Lender shall take any tax position inconsistent with the preceding sentence.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

WU HOLDCO, INC., as the Borrower

By:	/s/ Christopher G. Bauder
Name: Christopher G. Bauder
Title: President and Chief Executive Officer

PANAMERA PURCHASER, INC., as Holdings

By:	/s/ Christopher G. Bauder
Name: Christopher G. Bauder
Title: President and Chief Executive Officer

FIVE STAR CHEMICALS & SUPPLY, LLC,
CC HOLDINGS, INC.,
CC INTERMEDIATE HOLDINGS, INC.,
J.A. WRIGHT & CO.,
URNEX ACQUISITION, LLC,
URNEX HOLDINGS, LLC,
URNEX BRANDS, LLC,
WEIMAN PRODUCTS, LLC,
MICRO-SCIENTIFIC, LLC,
BI-O-KLEEN INDUSTRIES, INC., each as a Subsidiary Guarantor

By:	/s/ Christopher G. Bauder
Name: Christopher G. Bauder
Title: President and Chief Executive Officer

[Signature Page to First Amendment to Term Loan Credit Agreement]

ANTARES CAPITAL LP, as the Administrative Agent, Collateral Agent and an Incremental Term Lender

By:	/s/ Jase Morris
Name: Jase Morris
Title: Duly Authorized Signatory

ANTARES HOLDINGS LP, as an Incremental Term Lender
By: Antares Holdings GP Inc., its general partner

By:	/s/ Mark Jarosz
Name: Mark Jarosz
Title: Duly Authorized Signatory

ANTARES COMPLETE FINANCING SOLUTION
LLC, as an Incremental Term Lender

By:	/s/ Steven Rubinstein
Name: Steven Rubinstein
Title: Duly Authorized Signatory

[Signature Page to First Amendment to Term Loan Credit Agreement]

GBDC 3 Funding LLC, as an Incremental Term Lender
By: Golub Capital BDC 3, Inc., its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Finance Funding LLC, as an Incremental Term Lender
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCIC Funding LLC, as an Incremental Term Lender
By: Golub Capital BDC, Inc., its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

[Signature Page to First Amendment to Term Loan Credit Agreement]

EAF comPlan II – Private Debt

By: Bain Capital Credit, LP, as Asset Manager, as an Incremental Term Lender

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Managing Director

Blue Cross of California

By: Bain Capital Credit, LP, as Investment Manager, as an Incremental Term Lender

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Managing Director

Bain Capital Direct Lending 2015 (U), L.P.

By: Bain Capital Direct Lending 2015 Investors (L), L.P., its general partner

By: Bain Capital Credit Member, LLC, its general partner, as an Incremental Term Lender

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Managing Director

Los Angeles County Employees Retirement Association, as a Lender

By: Bain Capital Credit, LP, as Manager, as an Incremental Term Lender

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Managing Director

[Signature Page to First Amendment to Term Loan Credit Agreement]

OWL ROCK CAPITAL CORPORATION II, as an Incremental Term Lender

By:	/s/ Alexis Maged
Name: Alexis Maged
Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Credit Agreement]

NPC I Holdings LP, as a Lender
By: NPC I Holdings GP Ltd., its general partner

By:	/s/ Jeff Lucassen
Name: Jeff Lucassen
Title: Chief Financial Officer
Signed at Toronto, Canada

By:	/s/ Gavin Foo
Name: Gavin Foo
Title: Managing Director
Signed at Toronto, Canada

[Signature Page to First Amendment to Term Loan Credit Agreement]

Annex I

2020 Term Commitment Increase provided by the Incremental Term Lenders

Exhibit A

FORM OF SOLVENCY CERTIFICATE